UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2022

Benessere Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39836	85-3223033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 Grand Avenue #440

Miami, FL 33130

(Address of principal executive offices, including zip code)

(561) 467-5200

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one Right and three-fourths of one Redeemable Warrant	BENEU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BENE	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A Common Stock	BENER	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share Class A Common Stock for $11.50 per share	BENEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2022, Benessere Capital Acquisition Corp. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) because the Company failed to timely file its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 (the “Form 10-Q”), with the Securities and Exchange Commission (the “SEC”). The Rule requires listed companies to timely file all required periodic financial reports with the SEC.

On August 31, 2022, the Company received a letter (the “Letter”) from the Staff informing the Company that the Staff determined that the Company had regained compliance with the Rule as a result of the Company’s filing of the Form 10-Q with the SEC on August 24, 2022. As the Company has regained compliance, the Letter confirmed that the matter is now closed.

Item 8.01	Other Events.

On September 1, 2022, the Company issued a press release announcing its receipt of the Notice and the Letter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

On September 1, 2022, the Company issued a press release announcing its receipt of the Notice and the Letter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d)                     Exhibits

99.1	Press Release, dated September 1, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Benessere Capital Acquisition Corp.

By:	/s/ Patrick Orlando
	Name:	Patrick Orlando
	Title:	Chief Executive Officer

Dated: September 1, 2022